UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: May 5, 2005



                               Simtek Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                           0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On May 5, 2005, Simtek Corporation (the "Company") closed a Share Purchase Agreement for a $4 million private placement of 6,740,816 shares of the Company's common stock with Cypress Semiconductor Corporation ("Cypress") and a Development and Production Agreement with Cypress to jointly develop a 0.13-micron Silicon-Oxide-Nitride-Oxide-Silicon (SONOS) nonvolatile memory process. The Company and Cypress also entered into an Escrow Agreement pursuant to which the Company deposited $3 million into an escrow account in order to support and make certain payments for the 0.13-micron process and product developments. Cypress also received a warrant to purchase 5,055,612 shares of the Company's common stock at $0.7772 per share with a term of 10 years. The Company has granted to Cypress certain registration rights with respect to the shares issued under the Share Purchase Agreement and the shares issuable upon exercise of the warrant. A copy of the press release announcing the transaction is included herewith and attached as Exhibit 99.1. A copy of the Share Purchase Agreement, the Development and Production Agreement, the Escrow Agreement, the Stock Purchase Warrant and the Registration Rights Agreement entered into in connection with the transaction are included herewith and attached as Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6, respectively.

Item 3.02  Unregistered Sales of Equity Securities.

     On May 5, 2005, the Company sold 6,740,816 shares of the Company's common stock to Cypress and issued a warrant to Cypress to purchase 5,055,612 shares of the Company's common stock at $0.7772 per share with a term of 10 years. The aggregate offering price for the common stock and the warrant in the transaction was $4 million. The issuance of the common stock and the warrant are exempt from registration pursuant to Rule 506 promulgated under, and Section 4(2) of, the Securities Act of 1933, as amended, as Cypress is an accredited investor, there was no general solicitation and Cypress had access to material information of the Company.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit
          Number             Description
          -------            -----------

           99.1 Press release of the Company, dated May 6, 2005, titled "Simtek Announces $4.0 Million Common Stock Investment by Cypress to Co-Develop Advanced Nonvolatile Memory Technology".

           99.2 Share Purchase Agreement, dated May 4, 2005, by and between the Company and Cypress.


           99.3 Development and Production Agreement, dated May 4, 2005, by and between the Company and Cypress.


           99.4 Escrow Agreement, dated May 4, 2005, by and among the Company, Cypress and U.S. Bank, National Association.


           99.5 Stock Purchase Warrant, dated May 4, 2005, from the Company to Cypress.

           99.6 Registration Rights Agreement, dated May 4, 2005, by and between the Company and Cypress.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SIMTEK CORPORATION


                                   By:  /s/  HAROLD BLOMQUIST
                                        ---------------------------------------
                                        Harold Blomquist, Chairman of the Board



May 9, 2005

                                  EXHIBIT INDEX


Exhibit
Number                            Description
-------                           -----------

 99.1 Press release of the Company, dated May 6, 2005, titled "Simtek Announces $4.0 Million Common Stock Investment by Cypress to Co-Develop Advanced Nonvolatile Memory
                Technology".

 99.2 Share Purchase Agreement, dated May 4, 2005, by and between the Company and Cypress.


 99.3 Development and Production Agreement, dated May 4, 2005, by and between the Company and Cypress.


 99.4 Escrow Agreement, dated May 4, 2005, by and among the Company, Cypress and U.S. Bank, National Association.


 99.5 Stock Purchase Warrant, dated May 4, 2005, from the Company to Cypress.

 99.6 Registration Rights Agreement, dated May 4, 2005, by and between the Company and Cypress.